UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-136110	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Hempstead Avenue, West Hempstead, New York 11552
(Address of principal executive offices) (Zip Code)

(516) 693-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_____________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

GTJ REIT, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 5, 2019.  Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting of Stockholders.

1. The election of two Class I directors to serve for a term of three years.

The following two directors were elected based on the following vote totals:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Douglas Cooper	7,727,496	175,796	96,013	16,917
David Jang	7,777,893	145,666	75,746	16,917

2. The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The stockholders ratified the appointment of BDO USA, LLP based on the following vote totals:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,707,596	79,659	228,967	-

Item 8.01 Other Events.

Pursuant to the Company’s Share Redemption Program (the “Program”), on June 5, 2019, the Company redeemed 73,637 shares of the Company’s common stock, $0.0001 par value per share (“Shares”), at a redemption price of $13.58 per Share, for aggregate consideration of $999,990.46.  The Company received redemption requests during the most recent semi-annual period (December 1, 2018 to May 31, 2019) exceeding the Program’s $1 million per year limit.  As a result, the Company was unable to purchase all Shares presented for redemption.  The Company honored the requests it received on a pro rata basis in accordance with the policy on priority of redemptions set forth in the Program, subject to giving certain priorities in accordance with the Program.

Redemptions under the Program are limited to an aggregate of $1 million during any calendar year.  Because this limit has been met for the 2019 calendar year, the Company will not redeem any Shares during the next semi-annual period (June 1, 2019 to November 30, 2019).  The Company will resume redemptions under the Program for the semi-annual period running from December 1, 2019 to May 31, 2020.  Any unsatisfied portions of redemption requests received during the most recently completed semi-annual period will be treated as requests for redemption for the semi-annual period running from December 1, 2019 to May 31, 2020, unless such requests are withdrawn in accordance with the terms of the Program.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTJ REIT, Inc.

Date: June 10, 2019	By:	/s/ Louis Sheinker
Louis Sheinker
President and Chief Operating Officer